UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, DK 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01   Entry into a Material Definitive Agreement.

On May 22, 2019, LiqTech International, Inc., a Nevada corporation (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Stephens Inc. as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 1,931,035 authorized but unissued shares of common stock of the Company, par value $0.001 per share (the “Firm Shares”), at a price to the public of $7.25 per share. The Company also granted the Underwriters a 30-day option to purchase an additional 284,827 shares (the “Option Shares” and together with the Firm Shares, the “Shares”) from the Company, and all of such Option Shares were purchased by the Underwriters on May 24, 2019. The Offering closed on May 24, 2019.

The Purchase Agreement provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or reimburse the Underwriters for payments that the Underwriters may be required to make because of such liabilities.

The Shares have been offered and sold pursuant to a prospectus supplement dated May 23, 2019 and an accompanying base prospectus dated October 23, 2017, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-220496) that was declared effective by the Securities and Exchange Commission (the “SEC”) on October 23, 2017, and supplemented by a registration statement filed pursuant to Rule 462(b) under the Securities Act, filed with the SEC on May 21, 2019 (File No. 333-231657). The opinion of the Company’s counsel regarding the validity of the Shares to be issued by the Company is filed herewith as Exhibit 5.1.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and which is incorporated by reference herein.

 Item 8.01.  Other Events.

 On May 22, 2019, the Company issued a press release announcing the pricing of the Offering (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. Any offering will be made only through a prospectus supplement and accompanying prospectus.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

1.1	Form of Purchase Agreement

5.1	Opinion of Snell & Wilmer L.L.P.

23.1	Consent of Snell & Wilmer L.L.P (included as part of Exhibit 5.1).

99.1	Press Release dated May 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Dated: May 24, 2019	By:	/s/ Claus Toftegaard
	Name:	Claus Toftegaard, Chief Financial Officer
	Title:	(Principal Financial and Accounting Officer)